UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest event reported): February 7, 2005

                                                Commission File No. 0-5014
                                                                    ------

                                AEROTELESIS INC.
                                 ---------------
                 (Name of Small Business Issuer in its charter)

           Delaware                                       95-2554669
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(State or other jurisdiction of                          (IRS Employer
 incorporation or organization)                      Identification Number)

             1554 S. Sepulveda Blvd. Suite 118, Los Angeles CA 90025
             -------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Issuer's telephone number:  (310) 235-1727
                            --------------

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      The Company has increased the size of its Board of Directors from two to three and appointed Maral Ajemian as a member of its Board of Directors effective as of February 7, 2005. Ms. Ajemian is a Certified Public Accountant who has worked for Cooper, Moss, Resnick & Klein, LLP as a CPA since 1999. Ms. Ajemian graduated from California State University Northridge with a degree in accounting and became a CPA in 1985.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

February 7, 2005                          AEROTELESIS INC.


                                          /s/ Joseph Gutierrez
                                          ---------------------------
                                          Joseph Gutierrez, President